REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT dated as of April 30, 2008 (this "Agreement") by and between INFOSMART GROUP, INC., a California Company (the "Company"), and PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. and PROFESSIONAL TRADERS FUND, LLC (the “Investor”).

W I T N E S S E T H :

WHEREAS, the Investor owns or has the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Company; and

WHEREAS, the Company and the Investor deem it to be in their respective best interest to set forth the rights of the Investor in connection with the registration of such Common Stock under applicable securities laws; and

WHEREAS, the execution and delivery of this Agreement is a condition to the Securities Purchase Agreement to be provided by the Investor to the Company on the date hereof;

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Investor hereby agree as follows:

Section 1. Definitions.

As used in this Agreement the following terms shall have the following meanings:

(a) “Closing Date” means April 30, 2008, or such other date when the Securities Purchase Agreement and other Transaction Documents1  were executed by the Company and the Investor.

(b) "Commission" means the Securities and Exchange Commission or any other Federal Agency at the time administering the Securities Act.

(c) "Common Stock" means the common stock, no par value, of the Company.

(d) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

(e) "Investor" means Professional Offshore Opportunity Fund, Ltd. and Professional Traders Fund, LLC and includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

(f) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares, Warrant Shares or Registrable Shares.

(g) "Primary Shares" means at any time the authorized but unissued shares of Common Stock held by the Company in its treasury.

1 All Capitalized Terms not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement of even date herewith.

(h) "Registrable Shares" means shares of Common Stock now or hereafter held by the Investor, whether acquired or acquirable pursuant to or in connection with the Warrant, the Secured Convertible Debenture or any other agreements in connection with this transaction and the Transaction Documents. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period without volume limitations, or (iii) they shall have ceased to be outstanding.

(i) “Registration Statement” means any registration statement of the Company relating to the registration for resale of Registrable Securities (in an amount permissible under the Rule 415 Interpretive Position, unless waived by the Investor) that is filed pursuant to the provisions of this Agreement.

(j) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

(k) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

(l) "Secured Convertible Debentures" means the Secured Convertible Debentures that the Company has the option of entering into with Professional Offshore Opportunity Fund, LLC. and Professional Traders Fund, LLC. for the principal amounts of $4,400,000 and $600,000, respectively, pursuant to Section 2 of the Securities Purchase Agreement.

(m) "Warrant" means each Warrant dated the date hereof issued by the Company to the Investor.

(n) “Warrant Shares” means the Common Stock underlying the Warrant that will be issued upon the exercise of the Warrant.

Section 2. Registration.

(a) Mandatory Registration of Warrants. Not later than forty-five (45) days following the date hereof, the Company shall file with the SEC a registration statement to register for resale all the Warrants and the Warrant Shares (the “Warrant Registration Statement”). In addition, the Company may include in the Warrant Registration Statement an amount of shares of common stock that the Company deems necessary to pay the Investors’ interest on the Debenture. The date that the Warrant Registration Statement is filed shall be referred to as the “Warrant Filing Date.” The Company shall have the Warrant Registration Statement be declared effective by the SEC on or prior to one hundred twenty (120) days after the Closing Date. Following notification that the SEC has no further comments on the Warrant Registration Statement, the Company shall use its best efforts to request with the Commission an acceleration of the effective date of the Warrant Registration Statement to within five (5) days of such notification.

All of the sections and provisions discussed herein shall apply directly to the Warrant Registration Statement as well as any other Registration Statement that is required to be filed to register any other Registrable Securities. Specifically, with respect to failure to timely file the Registration Statement and/or failure to get the Registration Statement effective and/or keep the Registration Statement effective in the time periods provided shall similarly apply to the failure to file the Warrant Registration Statement and failure to get the Warrant Registration Statement deemed effective and failure to keep the Warrant Registration Statement effective pursuant to the applicable time period.

(b) Mandatory Registration of Shares Underlying Convertible Debentures. Not later than forty-five (45) days following the date of the Company’s Notice of Restructure (as defined in the Securities Purchase Agreement), the Company shall prepare and file with the SEC a Registration Statement (the “Debenture Registration Statement”) or Registration Statements (as necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all Registrable Securities that will be issuable by the Company to the Investor upon the prospective conversion of the Secured Convertible Debentures and in connection with the prospective payment of interest on the convertible debentures, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall have the Debenture Registration Statement be declared effective by the SEC on or prior to one hundred twenty (120) days after the Notice of Restructure. Following notification that the SEC has no further comments on the Debenture Registration Statement, the Company shall use its best efforts to request with the Commission an acceleration of the effective date of the Warrant Registration Statement to within five (5) days of such notification.

Section 3. Notwithstanding anything to the contrary herein, the Company and the Investor intend that the number of shares to be registered in the Registration Statements contemplated by this Agreement shall be pursuant to Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule (collectively “Rule 415”) and any interpretative positions of Rule 415 by the SEC. If the number of shares registered in the Registration Statement is less than the Registrable Shares, the balance will be registered in a second registration statement and any necessary subsequent registration statements as soon as permitted by securities laws. And, in the event that any Registrable Shares are excluded from the Registration Statement due to the interpretation of Rule 415, the Registrable Shares included in each registration statement shall be allocated among all investors pro rata based on the total number of Registrable Shares proposed to be included in the registration statements.

(a) If the Warrant Registration Statement or the Debenture Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) or (b) hereof is not filed on or before forty-five (45) days from the Closing Date or on or before forty-five (45) days from the date of the Company’s Notice of Restructure, respectively, then the Company shall pay the Investor the sum of two percent (2%) of the principal amount of the Loan or the Secured Convertible Debenture, whichever is applicable, and not as a penalty, for each thirty (30) calendar day period, pro rata, until the Registration Statement is filed (“Filing Liquidated Damages”). Such Filing Liquidated Damages shall be paid in cash and shall not exceed 10%.

Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section shall not be payable to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor. The damages set forth in this Section 3 shall continue until the obligation is fulfilled and shall be paid within five (5) business days after each thirty (30) day period, or portion thereof, until the Registration Statement is filed. Failure of the Company to make payment within said three (5) business days shall be considered a default.

The Company acknowledges that its failure to have the Registration Statement filed timely will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement and the Subscription Agreement.

(b) The Company shall have the Warrant Registration Statement be declared effective by the SEC on or prior to one hundred twenty (120) days after the Closing Date and, in the event of a Restructure, the Company shall have the Debenture Registration Statement for the shares convertible under the Convertible Debenture filed with the SEC on or prior to forty-five (45) days from the Notice of Restructure (the “Filing Date”), and effective with the SEC within one hundred twenty (120) days from the Notice of Restructure. Following notification that the SEC has no further comments on the Warrant Registration Statement, the Company shall use its best efforts to request with the Commission an acceleration of the effective date of the Warrant Registration Statement and/or the Debenture Registration Statement to within five (5) days of such notification. If the Warrant Registration Statement is not declared effective by the SEC before one hundred twenty (120) days after the Closing Date and/or the Debenture Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(b) hereof is not declared effective before one hundred twenty (120) days after the Notice of Restructure, then the Company shall pay the Investor the sum of two percent (2%) of the principal amount of the Loan or the Secured Convertible Debenture, whichever is applicable, and liquidation value of the warrants for each 30 day period, as liquidated damages, and not as a penalty, for each thirty (30) calendar day period, pro rata, until the Warrant Registration Statement and/or the Debenture Registration Statement is declared effective (“Effectiveness Liquidated Damages”). Such Effectiveness Liquidated Damages shall not exceed 10% and shall be paid in cash. In the event of a “full review” of any Registration Statement by the SEC, the one hundred twenty (120) day period to get such Registration Statement effective shall become one hundred fifty (150) days.

If the Debenture Registration Statement covering the Registrable Securities and the Warrant Registration Statement covering the Warrant and Warrant Shares required to be filed by the Company pursuant to Sections 2(a) and (b) hereof is declared effective, but after the effective date the Investor's right to sell is suspended, then the Company shall pay the Investor the sum of two percent (2%) of the principal amount of the Loan or the Secured Convertible Debenture, whichever is applicable, and the liquidation value of the Warrant for each thirty (30) calendar day period, pro rata, following the suspension until such suspension ceases (“Suspension Liquidated Damages”). The Company shall pay the Suspension Liquidated Damages in cash, or at the Investor’s sole option, in common stock at the average closing bid price of the common stock for the five (5) trading days immediately preceding the payment date. The Suspension Liquidated Damages shall not exceed 10%.

Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section shall not be payable (i) to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of or a failure to act or to act timely by the Investor, or (ii) due to cut-backs in the number of Registrable Securities for exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the Securities Act. The damages set forth in this Section shall continue until the obligation is fulfilled and shall be paid within five (5) business days after each thirty (30) day period, or portion thereof, until the Registration Statement is declared effective or such suspension is released. Failure of the Company to make payment within said five (5) business days shall be considered a default.

The Company acknowledges that its failure to have the Warrant Registration Statement declared effective within one hundred and twenty (120) days following the Closing Date, the Debenture Registration Statement declared effective within one hundred and twenty (120) days following the Notice of Restructure or to permit the suspension of the effectiveness of the Warrant Registration Statement or Debenture Registration Statement will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement and the Securities Purchase Agreement.

(c) The Company agrees not to include any other securities in this Registration Statement except securities holding currently effective resale or piggyback registration rights as disclosed in the Securities Purchase Agreement between the Company and the Investors or as disclosed in filings that the Company has made with the Commission as of the date hereof without Investor's prior written consent. Furthermore, the Company agrees that it will not file any other Registration Statement for other securities until ninety (90) calendar days after the last required Registration Statement for the Registrable Securities is declared effective and all Registrable Securities.

(d) Piggyback Registration. Without limiting the obligations set forth in this Agreement, until the sooner of the date whereby an exemption from registration is available under Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act or the date that all of the Conversion Shares have been sold if the Company at any time proposes for any reason to register Primary Shares, Registrable Shares, Warrant Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investor of its intention so to register such Primary Shares, Registrable Shares, Warrant Shares or Other Shares at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Company within 20 days after delivery of any such notice by the Company, of the Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that such Investor desires to sell such Registrable Shares in the public securities markets), the Company shall cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares, Registrable Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

(i) if the Company proposes to register Primary Shares, or Primary Shares and Other Shares:

First, the Primary Shares; and

Second, the Registrable Shares and Other Shares requested to be included in such registration (or, if necessary, such Registrable Shares and Other Shares pro rata among the holders thereof based upon the number of Registrable Shares and Other Shares requested to be registered by each such holder); or

(ii) if the Company proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares (other than pursuant to Section 2 hereof):

First, the Other Shares held by the parties demanding such registration; and

Second, the Registrable Shares and Other Shares (other than shares registered pursuant to Section 2(c)(1) hereof) requested to be registered by the holders hereof (or, if necessary, pro rata among the holders thereof based on the number of Registrable Shares and Other Shares requested to be registered by such holders).

Section 4. Preparation and Filing.

If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Company shall as expeditiously as practicable:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective and, upon the request of the holders of a majority of the Registrable Shares being registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the holders of Registrable Shares refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis; and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit (in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement) the incorporation by reference, in the registration statement, of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act.

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investor; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Articles of Incorporation which the Board of Directors determines to be contrary to the best interests of the Company or to modify any of its contractual relationships then existing;

(d) furnish to the Investor holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investor may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

(e) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investor holding such Registrable Shares to consummate the disposition of such Registrable Shares;

(f) notify the Investor holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investor, prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Investor holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or an omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investor agree that they will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

(h) use its best efforts to obtain from its counsel an opinion or opinions in customary form addressed to the Company and any selling shareholders;

(i) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

(j) issue to any underwriter to which the Investor holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

(k) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASDAQ"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request; and

(l) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 3(f) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

Section 5. Expenses.

All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 5) incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the Financial Industry Regulatory Authority, Inc. “FINRA”), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, shall be paid by the Company; provided, however, (i) all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder and (ii) provided however the Company shall not be liable or responsible to pay the fees of Investor’s attorney for the review of any registration statement.

Section 6. Indemnification.

(a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, the Exchange Act or any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Investor, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Investor, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

(b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnified party on account of this Section 5. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 5. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

(d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall contribution obligations of this Section 5(b) exceed the net profits from the offering received by such holder after deducting underwriting fees, discounts and commissions. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

Section 7. Information by Investor.

The Investor shall furnish to the Company such written information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 8. Exchange Act Compliance.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 (or such other Registration Statement as is available), the Company agrees, on and after becoming subject to reporting obligations under the federal securities laws, to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after one hundred twenty (120) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Investor, so long as the Investor owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form. Notwithstanding anything to the contrary in this Section, so long as the Company makes all required filings under the Exchange Act, it shall be deemed to comply with this Section without any further action or notice to the Investors.

Section 9. No Conflict of Rights.

The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

Section 10. Termination.

This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding; provided that Sections 5 and 6 shall survive any termination of this Agreement.

Section 11. Successors and Assigns.

This Agreement shall bind and inure to the benefit of the Company and the Investor and, subject to Section 13, the respective successors and assigns of the Company and the Investor.

Section 12. Assignment.

Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto. Notwithstanding any assignment, the Company shall not be obligated to file a post-effective amendment to any registration statement for the purpose of amending the selling security holder table to such registration statement to reflect an assignment until the Company is required to do so under applicable securities laws.

Section 13. Entire Agreement.

This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement among the Investor and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

Section 14. Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

if to the Company, to:

Infosmart Group, Inc.
5th Floor, QPL Industrial Building
126-140 Texaco Road
Tsuen Wan, Hong Kong

with a copy to:

Richardson & Patel, LLP
10900 Wilshire Boulevard
Suite 500
Los Angeles, California 90024-6525
Attn: Kevin Leung
Telephone: 310-208-1182
Fax: 310-208-1154

if to the Investor, to:

Professional Offshore Opportunity Fund, Ltd.
℅ Professional Traders Management, LLC
1400 Old Country Road, Suite 206
Westbury, New York 11590
Telephone: 516-228-0070
Fax: 516-228-8083
Attention: Howard Berger

with a copy to:

Anslow & Jaclin, LLP
Attn: Eric Stein
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Telephone: 732-409-1212
Fax: 732-577-1188

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

Section 15. Modifications; Amendments; Waivers.

The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company and the holders of at least a majority of the Registrable Shares then outstanding.

Section 16. Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 17. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 18. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.

INFOSMART GROUP, INC.

By:
Name: Parker Seto
Title: Chief Executive Officer

PROFESSIONAL OFFSHORE OPPORTUNITY
FUND, LTD.

By:
Name:
Title:

PROFESSIONAL TRADERS FUND, LTD.

By:
Name:
Title: